UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Marvell Technology, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # T00399-P47770 *Please check the meeting materials for any special requirements for meeting attendance. Vote Virtually at the Meeting* June 25, 2026 12:00 PM EDT Virtually at: www.virtualshareholdermeeting.com/MRVL2026 You invested in MARVELL TECHNOLOGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 25, 2026. Get informed before you vote View the Notice and Proxy Statement, Stockholder Letter and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 11, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. MARVELL TECHNOLOGY, INC. 2026 Annual Meeting Vote by June 24, 2026 11:59 PM ET MARVELL TECHNOLOGY, INC. 1000 N. WEST STREET SUITE 1200 WILMINGTON, DE 19801

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends T00400-P47770 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors. Nominees: 1a. Sara Andrews For 1b. Brad W. Buss For 1c. Daniel Durn For 1d. Rebecca W. House For 1e. Marachel L. Knight For 1f. Matthew J. Murphy For 1g. Rajiv Ramaswami For 1h. Richard P. Wallace For 2. An advisory (non-binding) vote to approve compensation of our named executive officers. For 3. To ratify the appointment of Deloitte and Touche LLP as our independent registered public accounting firm for the fiscal year ending January 30, 2027. For 4. To consider and act on one stockholder proposal, entitled “Independent Board Chairman”, if properly presented at the Annual Meeting. Against NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.